                                                                   EXHIBIT 10.43

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

                SECOND AMENDMENT (this "Amendment"), dated as of July 1, 1998, among Cambridge Industries Holdings, Inc. ("Holdings"), Cambridge Industries, Inc. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:
                                  ----------

                WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 10, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

                WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement as herein provided;

                NOW, THEREFORE, it is agreed:

                1. Section 8.10 of the Credit Agreement is hereby amended by deleting the ratio "1.7:1.0" opposite each of the dates "September 30, 1998" and "December 31, 1998" and inserting the ratio "1.6:1.0" in lieu thereof.

                2. Section 8.11 of the Credit Agreement is hereby amended by deleting the ratio "6.0:1.0" opposite each of the dates "September 30, 1998" and "December 31, 1998" and inserting the ratio "6.5:1.0" in lieu thereof.

                3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                4. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that
(x) no Default or Event of Default exists on the Second Amendment Effective Date after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

                7. This Amendment shall become effective as of July 1, 1998 on the date (the "Second Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Second Amendment Effective Date.

                8. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       CAMBRIDGE INDUSTRIES HOLDINGS, INC.


                                       By /s/ John M. Colaianne
                                       ------------------------
                                       Title:   CFO

                                       CAMBRIDGE INDUSTRIES, INC.

                                       By /s/ John M. Colaianne
                                       ------------------------
                                       Title:   CFO

                                            BANKERS TRUST COMPANY,
                                             Individually and as Agent

                                            By    /s/   Mary Kay Coyle
                                              ------------------------------
                                              Title:    MANAGING DIRECTOR

                                            BANKBOSTON, N.A.

                                            By    /s/   Kimberly F. Harris
                                              ------------------------------
                                              Title:    VP

                                            CITY NATIONAL BANK

                                            By    [signature illegible]
                                              ------------------------------
                                              Title:    VP

                                            COMERICA BANK

                                            By    [signature illegible]
                                              ------------------------------
                                              Title:    VP

                                            DRESDNER BANK AG, NEW YORK
                                            AND GRAND CAYMAN BRANCHES

                                            By    /s/ Beverly G. Cason
                                              ------------------------------
                                              Title:    BEVERLY G. CASON
                                                        VICE PRESIDENT

                                            By    /s/ John W. Sweeney
                                              ------------------------------
                                              Title:   JOHN W. SWEENEY
                                                    ASSISTANT VICE PRESIDENT

                                            DEEPROCK & COMPANY
                                            By  Eaton Vance Management, as
                                                Investment Advisor

                                            By    /s/  Scott H. Page
                                              ------------------------------
                                              Title:   SCOTT H. PAGE
                                                      VICE PRESIDENT

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                as Investment Advisor

                                            By    /s/  Scott H. Page
                                              ------------------------------
                                              Title:   SCOTT H. PAGE
                                                      VICE PRESIDENT

                                            FLEET NATIONAL BANK


                                            By  [signature illegible]
                                              ------------------------------
                                              Title:  Senior Vice-President

                                INDOSUEZ CAPITAL FUNDING III, LIMITED
                                By: Indosuez Capital Luxembourg, as Collateral Manager


                                By  /s/  Francoise Berthelot
                                ------------------------------
                                Title:  FRANCOISE BERTHELOT
                                       AUTHORIZED SIGNATORY

                                INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                By: Indosuez Capital Luxembourg, as Collateral Manager


                                By  /s/  Francoise Berthelot
                                ------------------------------
                                Title:

                                      PILGRIM AMERICA PRIME RATE TRUST


                                      By  /s/  Robert L. Wilson
                                        ------------------------------
                                        Title:  Robert L. Wilson
                                                 Vice-President

                                      SANWA BUSINESS CREDIT CORPORATION


                                      By  /s/  Stanley Kaminski
                                        ------------------------------
                                        Title:  Stanley Kaminski
                                                 Vice-President

                                      TRANSAMERICA BUSINESS CREDIT
                                      CORPORATION


                                      By  /s/  Perry Vavoules
                                        ------------------------------
                                        Title:  Perry Vavoules
                                                Senior Vice-President

                                      VAN KAMPEN AMERICAN CAPITAL PRIME
                                      RATE INCOME TRUST


                                      By  /s/  Jeffrey W. Maillet
                                        --------------------------------
                                        Title:  JEFFREY W. MAILLET
                                               SR. VICE PRES. & DIRECTOR

                                            COMPAGNIE FINANCIERE DE CIC ET DE
                                            L'UNION EUROPEENNE

                                            By  /s/ Sean Mounier
                                              ------------------------------
                                              Title:  First Vice President


                                            By:    /s/ Brian O'Leary
                                               ----------------------------
                                              Title:  Vice President

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION

                                            By  /s/ Murray Stegelmann
                                              ---------------------------------
                                              Title:  Murray Stegelmann
                                                      Duly Authorized Signatory

                                            OCTAGON LOAN TRUST

                                            By  Octagon Credit Incestors,
                                                   its manager
                                               /s/ Richard W. Stewart
                                              ---------------------------
                                              Title:  RICHARD W. STEWART
                                                       MANAGING DIRECTOR

                                      BANK POLSKA KASA OPIEKI S.A., PEKAO
                                      S.A. GROUP, NEW YORK BRANCH


                                      By  [signature illegible]
                                        --------------------------------
                                        Title:  Vice President

                                      DLJ CAPITAL FUNDING, INC.


                                      By  [signature illegible]
                                        --------------------------------
                                        Title:

                                      ML CLO XII PILGRIM AMERICA
                                         (CAYMAN) LTD.
                                        By: Pilgrim America Investments, Inc.
                                            as its Investment Manager

                                      By  /s/  Robert L. Wilson
                                        --------------------------------
                                        Name:    Robert L. Wilson
                                        Title:    Vice President

                                      ML CLO XV PILGRIM AMERICA
                                         (CAYMAN) LTD.
                                        By: Pilgrim America Investments, Inc.
                                            as its Investment Manager

                                      By  /s/  Robert L. Wilson
                                        --------------------------------
                                        Name:    Robert L. Wilson
                                        Title:    Vice President

                                      PAMCO CAYMAN LTD (PROTECTIVE)
                                      By: Highland Capital Management, L.P.
                                          as Collateral Manager

                                      By  /s/  James Dondero
                                        ---------------------------------------
                                        Name:  James Dondero, CFA, CPA
                                        Title: President
                                               Highland Capital Management L.P.

                                      CERES FINANCE LTD.


                                      By  /s/  John H. Cullinane
                                        --------------------------------
                                        Name:    John H. Cullinane
                                        Title:     Director

                          THIRD WAIVER AND AMENDMENT

                THIRD WAIVER AND AMENDMENT (this "Waiver"), dated as of December 31, 1998, among CAMBRIDGE INDUSTRIES HOLDINGS, INC. ("Holdings"), CAMBRIDGE INDUSTRIES, INC., (the "Borrower"), the lenders from time to time party to the Credit Agreement described below (each, a "Bank" and collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                                  WITNESSETH:

                WHEREAS, Holdings, the Borrower, the Banks and the Agent are party to a Credit Agreement, dated as of July 10, 1997 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                WHEREAS, Holdings, the Borrower, the Banks and the Agent intend to enter into an amendment to the Credit Agreement amending, on or prior to March 15, 1999, certain provisions of the Credit Agreement, including but not limited to, Sections 8.09, Section 8.10 and Section 8.11 of the Credit Agreement (the "Permanent Amendment", and the date of effectiveness of the Permanent Amendment, the "Permanent Amendment Effective Date");

                WHEREAS, the Borrower has requested that the Banks provide the Waiver provided for herein and the Banks have agreed to provide such Waiver on the terms and conditions set forth herein;

                NOW, THEREFORE, it is agreed:

                1. On the Permanent Amendment Effective Date the definition of "Applicable Base Rate Margin" in Section 10 of the Credit Agreement shall retroactive to January 1, 1999, be amended by (i) deleting the percentage "1.50%" appearing therein and inserting "2.00%" in lieu thereof and (ii) deleting the percentage "2.00%" appearing therein and inserting "2.50%" in lieu thereof provided however, that interest on Base Rate Loans that is retroactively amended shall be payable on the later of (x) the Permanent Amendment Effective Date and (y) the date such interest is otherwise due.

                2. On the Permanent Amendment Effective Date the definition of "Applicable Eurodollar Margin" in Section 10 of the Credit Agreement shall retroactive to January 1, 1999, be amended by (i) deleting the percentage "2.50%" appearing therein and inserting "3.00%" in lieu thereof and (ii) deleting the percentage "3.00%" appearing therein and inserting "3.50%" in lieu thereof.

                3. On the Permanent Amendment Effective Date the definition of "Interest Reduction Discount" shall retroactive to January 1, 1999, be amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof.

                "Interest Reduction Discount" shall mean initially zero, provided that from and after any Start Date to and including the corresponding End Date, the Interest Reduction Discount shall be (I) in the case of A Term Loans and Revolving Loans, the respective percentage per annum set forth in clause (A), (B), (C), (D), (E), or (F) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A), (B),
(C), (D), (E), or (F) below, as the case may be, is met:

                (A) .250% if, but only if, the Leverage Ratio on such Test Date is less than 5.50:1.00 but greater than or equal to 5.00:1.00; or

                (B) .500% if, but only if, the Leverage Ratio on such Test Date is less than 5.00:1.00 but greater than or equal to 4.50:1.00; or

                (C) .750% if, but only if, the Leverage Ratio on such Test Date is less than 4.50:1.00 but greater than or equal to 4.00:1.00; or

                (D) 1.00% if, but only if, the Leverage Ratio on such Test Date is less than 4.00:1.00 but greater than or equal to 3.50:1.00; or

                (E) 1.25% if, but only if, the Leverage Ratio on such Test Date is less than 3.50:1.00 but greater than or equal to 3.00:1.00; or

                (F) 1.50% if, but only if, the Leverage Ratio on such Test Date is less than 3.00:1.00;

and (II) in the case of B Term Loans, the respective percentage per annum set forth in clause (A) or (B) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A) or (B) below, as the case may be, is met:

                (A) .250% if, but only if, the Leverage Ratio on such Test Date is less than 5.50:1.00 but greater than or equal to 5.00:1.00; or

                (B) .500% if, but only if, the Leverage Ratio on such Test Date is less than 5.00:1.00.

                Notwithstanding anything to the contrary contained above in this definition, the Interest Reduction Discount shall be zero at any time when an Event of Default shall exist.

                4. Effective for any Test Period or any fiscal quarter ending on December 31, 1998 through and including March 15, 1999 (the "Waiver Termination Date"), the Banks hereby waive compliance with the provisions of
Section 8.09, Section 8.10 and Section 8.11 of the Credit Agreement. This Waiver shall be effective only for the period from December 31, 1998 to and including the Waiver Termination Date (the "Waiver Period") and shall be of no force or effect at any other time.

                5. In order to induce the Banks to enter into this Waiver, the Borrower agrees that at all times from the Waiver Effective Date (as defined below) to and including the Waiver Termination Date, the sum of (i) the aggregate outstanding principal amount of Revolving Loans and Swingline Loans and (ii) the Letter of Credit Outstandings under the Credit Agreement shall not exceed $45,000,000.

                6. In order to induce the Banks to enter into this Waiver, each of Holdings and the borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Waiver Effective Date (as defined below) after giving effect to this Waiver and (ii) on the Waiver Effective Date, both before and after giving effect to this Waiver, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

                7. This Waiver shall become effective on the date (the "Waiver Effective Date") when (i) the Required Banks, Holdings and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and (ii) each Bank which shall have signed and delivered a copy of this Waiver prior to the close of business on January 13, 1999, shall have received a waiver fee equal to 1/8 of 1% on the Revolving Loan Commitment and/or outstanding Term Loans of such Bank as in effect on such date.

                8. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                9. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                10. At all times during the Waiver Period, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemend to be references to such Credit Agreement after giving effect to this Waiver.

                11. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN THE ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                      ***

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date hereof.




                                            CAMBRIDGE INDUSTRIES HOLDINGS,
                                                INC.

                                            By    /s/   John Colaianne
                                              ------------------------------
                                              Name: John Colaianne
                                              Title:    CFO


                                            CAMBRIDGE INDUSTRIES, INC.
                                                INC.

                                            By    /s/   John Colaianne
                                              ------------------------------
                                              Name: John Colaianne
                                              Title:    CFO

                                            BANKERS TRUST COMPANY,
                                                Individually and as Agent

                                            By    /s/   Mary Kay Coyle
                                              ------------------------------
                                              Name: MARY KAY COYLE
                                              Title: Managing Director

                                            BANKBOSTON, N.A.

                                            By    /s/   Kimberly F. Harris
                                              ------------------------------
                                              Title:    VP

                                            CITY NATIONAL BANK

                                            By    /s/   Lalward Vassell
                                              ------------------------------
                                              Title:    V.P.

                                            COMERICA BANK

                                            By    Mark Reifel
                                              ------------------------------
                                              Title:    V.P.

                                            CREDIT LYONNAIS CHICAGO BRANCH

                                            By    /s/ Lee E. Greve
                                              ------------------------------
                                              Title:   LEE E. GREVE
                                                     FIRST VICE PRESIDENT

                                            CYPRESS TREE INVESTMENT
                                            MANAGEMENT COMPANY, INC.
                                              As: Attorney-in-Fact and on
                                            Behalf of First Allmerica Financial
                                            Life Insurance Company

                                            By    /s/ Catherine C. McDermott
                                              ------------------------------
                                              Title:   CATHERINE C. McDERMOTT
                                                           PRINCIPAL

                                            DRESDNER BANK AG, NEW YORK
                                            AND GRAND CAYMAN BRANCHES

                                            By    /s/ Christopher E. Sarisky
                                              ------------------------------
                                              Title: CHRISTOPHER E. SARISKY
                                                     Assistant Vice President

                                            By    /s/ John W. Sweeney
                                              ------------------------------
                                              Title: JOHN W. SWEENEY
                                                     ASSISTANT VICE PRESIDENT

                                            DEEPROCK & COMPANY

                                            By: Eaton Vance Management, as
                                                Investment Advisor


                                            By    /s/ Scott H. Page
                                              ------------------------------
                                              Title: SCOTT H. PAGE
                                                     VICE PRESIDENT

                                            SENIOR DEBT PORTFOLIO

                                          By  Boston Management and Research, as
                                              Investment Advisor


                                          By    /s/ Scott H. Page
                                              ------------------------------
                                              Title: SCOTT H. PAGE
                                                     VICE PRESIDENT

                                            FLEET NATIONAL BANK

                                            By    George O. Januga
                                              ------------------------------
                                              Title: Vice President

                                            HELLER FINANCIAL, INC.

                                            By    Craig Gallehugh
                                              ------------------------------
                                              Title: Vice President

                                          INDOSUEZ CAPITAL FUNDING III, LIMITED
                                          By  Indosuez Capital Luxembourg, as
                                              Collateral Manaager


                                          By    /s/ Francoise Berthelot
                                              ------------------------------
                                              Title: FRANCOISE BERTHELOT
                                                     AUTHORIZED SIGNATORY

                                          INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                          By  Indosuez Capital Luxembourg, as
                                              Collateral Manaager


                                          By    /s/ Francoise Berthelot
                                              ------------------------------
                                              Title: FRANCOISE BERTHELOT
                                                     AUTHORIZED SIGNATORY

                                          PILGRIM AMERICA PRIME RATE TRUST
                                          By Pilgrim Investments, Inc.
                                              as its Investment Manager


                                          By    /s/ Robert L. Wilson
                                              ------------------------------
                                              Title: Robert L. Wilson
                                                     Vice President

                                       SANWA BUSINESS CREDIT CORPORATION

                                       By:  No Signature Received
                                           --------------------------
                                           Title:

                                            TRANSAMERICA BUSINESS CREDIT
                                            CORPORATION

                                            By    /s/ Perry Vavoules
                                              ------------------------------
                                              Title: Perry Vavoules
                                                     Senior Vice President

                                            VAN KAMPEN PRIME RATE INCOME TRUST

                                            By    /s/ Jeffrey W. Marlet
                                              ------------------------------
                                              Title: JEFFREY W. MARLET
                                               Senior Vice President & Director

                                            KZH PAMCO LLC

                                            By    /s/ Michael M. Wong
                                              ------------------------------
                                              Title: Michael M. Wong
                                                     Authorized Agent

                                            COMPAGNIE FINANCIERE DE CIC ET DE
                                            L'UNION EUROPEENNE

                                            By    /s/ Sean Mounier
                                              ------------------------------
                                              Title: First Vice President



                                            By    /s/ Brian O'Leary
                                              ------------------------------
                                              Title: Vice President

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION

                                            By    /s/ Michael McGonigle
                                              ------------------------------
                                              Title: MICHAEL McGONIGLE
                                              DULY AUTHORIZED SIGNATORY

                                            BANK POLSAK KASA OPIEKI S.A., PEKAO
                                            S.A. GROUP, NEW YORK BRANCH

                                            By    Harvey Winter
                                              ------------------------------
                                              Title: Vice President

                                       FIRST UNION NATIONAL BANK

                                       By:  No Signature Received
                                           --------------------------
                                           Title:

                                            ML CLO XII PILGRIM AMERICA (CAYMAN)
                                            LTD.  By: Pilgrim Investments, Inc.
                                                      as its Investment Manager

                                            By  /s/ Robert L. Wilson
                                              ------------------------------
                                              Name:  Robert L. Wilson
                                              Title: Vice President

                                            ML CLO XV PILGRIM AMERICA
                                            (CAYMAN) LTD.
                                            By: Pilgrim Investments, Inc.
                                                as its Investment Manager

                                            By  /s/ Robert L. Wilson
                                              ------------------------------
                                              Name:  Robert L. Wilson
                                              Title: Vice President

                                         PAMCO CAYMAN LTD
                                         By: Highland Capital Management, L.P.
                                             as Collateral Manager

                                         By  [signature illegible]
                                           ------------------------------
                                           Name:
                                           Title:

                                         TORONTO DOMINION (TEXAS), INC.

                                         By  Sonja R. Jordan
                                           ------------------------------
                                           Name:  SONJA R. JORDAN
                                           Title: VICE PRESIDENT

                                         CERES FINANCE LTD.

                                         By  [signature illegible]
                                           ------------------------------
                                           Name:
                                           Title:

                                            EATON VANCE SENIOR INCOME TRUST
                                            BY: EATON VANCE MANAGEMENT
                                                AS INVESTMENT ADVISOR

                                            By  /s/ SCOTT H. PAGE
                                              ------------------------------
                                              Name:  SCOTT H. PAGE
                                              Title: VICE PRESIDENT

                                        CYPRESS TREE INVESTMENT
                                        PARTNERS I, LTD.
                                         By: Cypress Tree Investment
                                        Company, Inc., as Portfolio Manager

                                            By  /s/ Philip C. Robbins
                                              ------------------------------
                                              Title: PHILIP C. ROBBINS
                                                     PRINCIPAL

                         FOURTH WAIVER AND AMENDMENT
                         ---------------------------

                FOURTH WAIVER AND AMENDMENT (this "Amendment"), dated as of February 23, 1999, among CAMBRIDGE INDUSTRIES HOLDINGS, INC. ("Holdings"), CAMBRIDGE INDUSTRIES, INC., (the "Borrower"), the lenders from time to time party to the Credit Agreement described below (each, a "Bank" and collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                                  WITNESSETH:
                                  ----------

                WHEREAS, Holdings, the Borrower, the Banks and the Agent are party to a Credit Agreement, dated as of July 10, 1997 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement");

                WHEREAS, Holdings, the Borrower, the Banks and the Agent entered into the Third Waiver and Amendment to the Credit Agreement ("Third Waiver") dated as of December 31, 1998, which Third Waiver contemplated, among other things, the entering into of a Permanent Amendment (as defined in the Third Waiver);

                WHEREAS, this Amendment is the Permanent Amendment, although certain terms and provisions of this Amendment differ from those contemplated by the Third Waiver, and the parties hereto intend that as to any such differences the terms and provisions of this amendment shall govern;

                WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;

                NOW, THEREFORE, it is agreed;

                1. Sections 1, 2, and 3 of the Third Waiver are hereby deleted in their entirety and replaced by Sections 2, 3 and 7 of this Amendment.

                2.      The definition of "Applicable Base Rate Margin" in
Section 10 of the Credit Agreement is hereby amended (retroactively to January 1, 1999) by (i) deleting the percentage "1.50%" appearing therein and inserting "2.50% in lieu thereof and (ii) deleting the percentage "2.00%" appearing therein and inserting "3.00%" in lieu thereof (it being understood and agreed that to the extent any interest payments on Base Rate Loans have been made between January 1, 1999 and the Amendment Effective Date, the Borrower will make a supplemental interest payment to the Banks on the Amendment Effective Date to give retroactive effect to the increase in interest rates effected by this Agreement).

                3.      The definition of "Applicable Eurodollar Margin" in
Section 10 of the Credit Agreement is hereby amended (retroactively to January 1, 1999) by (i) deleting the percentage "2.50%" appearing therein and inserting "3.50%" in lieu thereof and (ii) deleting the percentage "3.00%" appearing therein and inserting "4.00%" in lieu thereof (it being understood and agreed that to the extent any interest payments on Eurodollar Loans have been made between January 1, 1999 and the Amendment Effective Date, the Borrower will make a supplemental interest payment to the Banks on the Amendment Effective Date to give retroactive effect to the increase in interest rates effected by this Amendment).

                4. Section 8.09(a) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein from and including March 31, 1999 to and including March 31, 2000 (together with the amounts set forth opposite such dates), and by inserting in lieu thereof the following:

                "March 31, 1999         $ 40,000,000
                June 30, 1999           $ 39,500,000
                September 30, 1999      $ 42,000,000
                December 31, 1999       $ 53,000,000
                March 31, 2000          $ 60,000,000"

                5. Section 8.10 of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein from and including March 31, 1999 to and including March 31, 2000 (together with the ratios set forth opposite such dates), and by inserting in lieu thereof the following:

                "March 31, 1999         1.3:1.0
                June 30, 1999           1.3:1.0
                September 30, 1999      1.4:1.0
                December 31, 1999       1.8:1.0
                March 31, 2000          2.0:1.0"

                6. Section 8.11 of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein from and including March 31, 1999 to and including March 31, 2000 (together with the ratios set forth opposite such dates), and by inserting in lieu thereof the following:

                "March 31, 1999         8.6:1.0
                June 30, 1999           8.6:1.0
                September 30, 1999      8.1:1.0
                December 31, 2000       6.5:1.0
                March 31, 2000          5.7:1.0"

                7. The definition of "Interest Reduction Discount" appearing in Section 10 of the Credit Agreement is hereby amended (retroactive to January 1, 1999) by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

                "Interest Reduction Discount" shall mean initially zero, provided that from and after any Start Date to and including the corresponding End Date, the Interest Reduction Discount shall be (I) in the case of A Term Loans and Revolving Loans, the respective percentage per annum set forth in clause (A), (B), (C), (D), (E), (F), or (G) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause
(A), (B), (C), (D), (E), (F), or (G) below, as the case may be, is met:

        (A) .500% if, but only if, the Leverage Ratio on such Test Date is less than 6:00:1.00 but greater than or equal to 5:50:1.00; or

        (B) .750% if, but only if, the Leverage Ratio on such Test Date is less than 5.50:1.00 but greater than or equal to 5.00:1.00; or

        (C) .1.00% if, but only if, the Leverage Ratio on such Test Date is less than 5.00:1.00 but greater than or equal to 4.50:1.00; or

        (D) 1.25% if, but only if, the Leverage Ratio on such Test Date is less than 4.50:1.00 but greater than or equal to 4.00:1.00; or

        (E) 1.50% if, but only if, the Leverage Ratio on such Test Date is less than 4.00:1.00 but greater than or equal to 3.50:1.00; or

        (F) 1.75% if, but only if, the Leverage Ratio on such Test Date is less than 3.50:1.00 but greater than or equal to 3.00:1.00; or

        (G) 2.00% if, but only if, the Leverage Ratio on such Test Date is less than 3.00:1.00;

and (II) in the case of B Term Loans, the respective percentage per annum set forth in clause (A), (B) or (C) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A), (B) or (C) below, as the case may be, is met:

        (A) .500% if, but only if, the Leverage Ratio on such Test Date is less than 6:00:1.00 but greater than or equal to 5:50:1:00; or

        (B) .750% if, but only if, the Leverage Ratio on such Test Date is less than 5.50:1.00 but greater than or equal to 5.00:1.00; or

        (C) 1,00% if, but only if, the Leverage Ratio on such Test Date is less than 5.00:1.00.

        Notwithstanding anything to the contrary contained above in this definition, the Interest Reduction Discount shall be zero at any time when an Event of Default shall exist.

        8.      Effective for any Test Period or any fiscal quarter ending on
(i) December 31, 1998, the Banks hereby permanently waive compliance with the provisions of Section 8.09(a), Section 8.10 and section 8.11 of the Credit Agreement and (ii) December 31, 1998 through and including March 31, 2000, the Banks hereby waive compliance with the provisions of Section 8.09(b).

        9. In order to induce the Banks to enter into this Amendment, the Borrower agrees that from the Amendment Effective Date (as defined below) to and including March 31, 2000, the aggregate outstanding principal amount of Revolving Loans and Swingline Loans shall not (x) at any time exceed $65,000,000 and (y) on the last day of any month exceed $50,000,000. The Borrower further agrees that at all times from the Amendment Effective Date to and including March 31, 2000, the Letter of Credit Outstandings under the Credit Agreement shall not exceed $5,300,000.

        10. Notwithstanding anything to the contrary contained in Sections 4.01, 4.02 (A)(b)(i) and 4.02(A)(b)(ii) of the Credit Agreement, on the Amendment Effective Date the Borrower shall prepay $12,500,000 of the principal amount of A Term Loans (i.e. the principal amount of A Term Loans required as Scheduled A Repayments for the periods from and including March, 1999 to and including December, 1999) and (y) $1,350,000 of the principal amount of B Term Loans (i.e. the principal amount of B Term Loans required as Scheduled B Repayments for the periods from and including March, 1999 to and including December, 1999), it being understood and agreed that such prepayments shall reduce the remaining Scheduled Repayments in direct order of maturity.

        11. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

        12. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) the Required Banks, Holdings and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office, (ii) the Borrower shall have made the prepayments described in Section 10 of this Amendment and
(iii) each Bank which shall have signed and delivered a copy of this amendment prior to the close of business on March 10, 1999, shall have received an amendment fee equal to (x) 1/2 of 1% on the Revolving Loan Commitment and outstanding A Term Loans of such Bank as in effect on such date and (y) 3/8 of 1% on the outstanding B Term Loans of such Bank as in effect on such date.

        13. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

        15. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement after giving effect to this Amendment.

        16. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK


                                     * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date hereof.


                                       CAMBRIDGE INDUSTRIES HOLDINGS, INC.


                                       By /s/ John M. Colaianne
                                       ------------------------
                                       Name: John M. Colaianne
                                       Title:   CFO

                                       CAMBRIDGE INDUSTRIES, INC.

                                       By /s/ John M. Colaianne
                                       ------------------------
                                       Name: John M. Colaianne
                                       Title:   CFO

                                            BANKERS TRUST COMPANY
                                             Individually and as Agent

                                            By    /s/   Mary Kay Coyle
                                              ------------------------------
                                              Name:    MARY KAY COYLE
                                              Title:    MANAGING DIRECTOR

                                            BANKBOSTON N.A.

                                            By    /s/   Kimberly F. Harris
                                              ------------------------------
                                              Title:    VP

                                            CITY NATIONAL BANK

                                            By    Edward Vassallo
                                              ------------------------------
                                              Title:    VP

                                            DRESDNER BANK AG, NEW YORK
                                            AND GRAND CAYMAN BRANCHES


                                            By    /s/ John W. Sweeney
                                              ------------------------------
                                              Name:    JOHN W. SWEENEY
                                              Title: ASSISTANT VICE PRESIDENT


                                            By    /s/ Beverly G. Cason
                                              ------------------------------
                                              Name:     BEVERLY G. CASON
                                              Title:    VICE PRESIDENT

                                            DEEPROCK & COMPANY
                                            By  Eaton Vance Management, as
                                                Investment Advisor

                                            By    /s/  Scott H. Page
                                              ------------------------------
                                              Title:   SCOTT H. PAGE
                                                      VICE PRESIDENT

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                as Investment Advisor

                                            By    /s/  Scott H. Page
                                              ------------------------------
                                              Title:   SCOTT H. PAGE
                                                      VICE PRESIDENT

                                            FLEET NATIONAL BANK


                                            By  [signature illegible]
                                              ------------------------------
                                              Title:  Vice-President

                                            HELLER FINANCIAL, INC.

                                            By    [sig illegible]
                                              ------------------------------
                                              Title: Vice President

                                INDOSUEZ CAPITAL FUNDING III, LIMITED
                                By:  Indosuez Capital as Portfolio Advisor


                                By  [signature illegible]
                                ------------------------------
                                Title:  Vice President

                                INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                By:  Indosuez Capital as Portfolio Advisor


                                By  [signature illegible]
                                ------------------------------
                                Title:  Vice President

                                            EATON VANCE SENIOR INCOME TRUST
                                            BY: Eaton Vance Management
                                                as Investment Advisor

                                            By  /s/ SCOTT H. PAGE
                                              ------------------------------
                                              Name:  SCOTT H. PAGE
                                              Title: VICE PRESIDENT

                                            FLEET BUSINESS CREDIT CORPORATION
                                            F/K/A
                                            SANWA BUSINESS CREDIT CORPORATION

                                            By    Peter Levy
                                              ------------------------------
                                              Title: Sr. V.P.

                                      TRANSAMERICA BUSINESS CREDIT
                                      CORPORATION


                                      By  /s/  Perry Vavoules
                                        ------------------------------
                                        Title:  Perry Vavoules
                                                Senior Vice-President

                                      VAN KAMPEN PRIME RATE INCOME TRUST


                                      By  /s/  Jeffrey W. Maillet
                                        --------------------------------
                                        Title:  JEFFREY W. MAILLET
                                               Senior Vice President & Director

                                      KZH-PAMCO LLC


                                      By  /s/  Shari Finkelstein
                                        --------------------------------
                                        Title:  SHARI FINKELSTEIN
                                                Authorized Agent

                                            COMPAGNIE FINANCIERE DE CIC ET DE
                                            L'UNION EUROPEENNE

                                            By  /s/ Sean Mounier
                                              ------------------------------
                                              Title:  First Vice President


                                            By:    /s/ Anthony Rock
                                               ----------------------------
                                              Title:  Vice President

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION

                                            By    William Richardson
                                               ----------------------------
                                              Title:  Duly Authorized Signatory

                                      BANK POLSKA KASA OPIEKI S.A. PEKAO
                                      S.A. GROUP, NEW YORK BRANCH


                                      By  [signature illegible]
                                        --------------------------------
                                        Title:  Vice President

                                      ML CLO XII PILGRIM AMERICA
                                         (CAYMAN) LTD.
                                        By: Pilgrim Investments, Inc.
                                            as its Investment Manager

                                      By  /s/  Robert L. Wilson
                                        --------------------------------
                                        Name:    Robert L. Wilson
                                        Title:    Vice President

                                      ML CLO XV PILGRIM AMERICA
                                       (CAYMAN) LTD.
                                      By: Pilgrim Investments, Inc.
                                          as its investment manager

                                      By  /s/  Robert L. Wilson
                                        ---------------------------------------
                                        Name:  Robert L. Wilson
                                        Title: Vice President

                                      PAMCO CAYMAN LTD.
                                      By: Highland Capital Management, L.P.
                                          as Collateral Manager


                                      By  /s/  James Dondero
                                        --------------------------------
                                        Name:    James Dondero, CFA, CPA
                                        Title:   President
                                                 Highland Capital Management LP.

                                      CERES FINANCE LTD.


                                      By  /s/  John H. Cullinane
                                        --------------------------------
                                        Name:    John H. Cullinane
                                        Title:     Director

                                       BLACK DIAMOND CLO 1998-1 LTD.


                                       By /s/ John H. Cullinane
                                       ------------------------
                                       Name: John H. Cullinane
                                       Title:   Director







                                      36